The Grocery REITPhillips Edison-ARC Grocery Center REIT II 1 Phillips Edison Grocery Center REIT II, Inc. Year End 2015 Results

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 2 Agenda • Portfolio & Results • Financials • Strategy R. Mark Addy - President and COO Devin Murphy - CFO Jeff Edison - Chairman and CEO

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 3 Forward Looking Statements This presentation and the corresponding call may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources, the quality of the Company’s portfolio of grocery anchored shopping centers and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, such as the risks that retail conditions may adversely affect our base rent and, subsequently, our income, and that our properties consist primarily of retail properties and our performance, therefore, is linked to the market for retail space generally, as well as other risks described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation, the corresponding call and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 4 Portfolio Highlights • 57 properties • 19 states • 21 leading grocery anchors • $1.1 billion gross investment • 6.6% market cap rate • 6.9 million square feet • 93.7% occupied • 74.7% of rents from grocery, national and regional tenants Information as of 12/31/2015.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 5 Portfolio Highlights Grocer AER # ofLocations Publix 7.7% 14 Walmart 5.4% 4 Albertsons-Safeway 5.0% 7 Giant Eagle 3.5% 4 Kroger 2.6% 7 Top 5 Grocers by Annualized Effective Rent Annualized Effective Rent by Tenant Type Annualized Effective Rent by Tenant Industry We calculate annualized effective rent per square foot as monthly contractual rent as of December 31, 2015 multiplied by 12 months, less any tenant concessions, divided by leased square feet. Grocery 39.7% National and Regional 35.0% Local 25.3% Grocery 39.7% Retail Stores 18.4% Services 26.2% Restaurant 15.7%

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 6 Transfer Agent & FINRA Rule 15-02 Update • DST Systems, Inc. replaced American National Stock Transfer as the Company's transfer agent • Actively pursuing compliance with FINRA Regulatory Notice 15-02 • Estimated NAV to be declared in April as of March 31, 2016

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 7 2015 Financials Growth in Income and MFFO Consistent with Portfolio Growth Year Ended December 31 (in thousands) 2015 2014 Net Loss $ (6,698) $ (5,833) Funds from Operations (FFO) $ 19,091 $ (2,317) Modified Funds from Operations (MFFO) $ 28,593 $ 2,684

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 8 Prudent Debt Strategy As of December 31, 2015: • Leverage: 6.1%* • Weighted-Average Interest Rate: 5.6% • Weighted-Average Years to Maturity: 6.5 In March 2016, we exercised the accordion under the existing unsecured revolving credit facility, expanding our revolver from $200 million to $350 million Leverage Profile *Calculated as total debt, less cash and cash equivalents, as a percentage of total real estate investments, including acquired intangible lease assets and liabilities at cost.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 9 • $250 million joint venture with TPG Capital • Investment in additional high-quality grocery-anchored acquisitions • Focus on property operations • Commitment to maximize value for shareholders Strategy Update

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 10 Appendix

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 11 Reconciliation of Non-GAAP Financials   Funds from Operations and Modified Funds from Operations   Funds from operations (“FFO”) is a non-GAAP performance financial measure that is widely recognized as a measure of REIT operating performance. We use FFO as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be net income (loss), computed in accordance with accounting principles generally accepted in the United States of America (“GAAP”) excluding extraordinary items, as defined by GAAP, and gains (or losses) from sales of depreciable real estate property (including deemed sales and settlements of pre-existing relationships), plus depreciation and amortization on real estate assets and impairment charges, and after related adjustments for unconsolidated partnerships, joint ventures and noncontrolling interests. We believe that FFO is helpful to our investors and our management as a measure of operating performance because, when compared year to year, it reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, which are not immediately apparent from net income. Since the definition of FFO was promulgated by NAREIT, GAAP has expanded to include several new accounting pronouncements, such that management and many investors and analysts have considered the presentation of FFO alone to be insufficient. Accordingly, in addition to FFO, we use modified funds from operations (“MFFO”), which excludes from FFO the following items: • acquisition fees and expenses; • straight-line rent amounts, both income and expense; • amortization of above- or below-market intangible lease assets and liabilities; • amortization of discounts and premiums on debt investments; • gains or losses from the early extinguishment of debt; • gains or losses on the extinguishment of derivatives, except where the trading of such instruments is a fundamental attribute of our operations; • gains or losses related to fair-value adjustments for derivatives not qualifying for hedge accounting; • adjustments related to the above items for joint ventures and noncontrolling interests and unconsolidated entities in the application of equity accounting. We believe that MFFO is helpful in assisting management and investors with the assessment of the sustainability of operating performance in future periods and, in particular, after our acquisition stage is complete, because MFFO excludes acquisition expenses that affect operations only in the period in which the property is acquired. Thus, MFFO provides helpful information relevant to evaluating our operating performance in periods in which there is no acquisition activity.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 12 Reconciliation of Non-GAAP Financials Each of FFO, AFFO, and MFFO should not be considered as an alternative to net income (loss) or income (loss) from continuing operations under GAAP, or as an indication of our liquidity, nor is any of these measures indicative of funds available to fund our cash needs, including our ability to fund distributions. In particular, as we are currently in the acquisition phase of our life cycle, acquisition-related costs and other adjustments that are increases to AFFO and MFFO are, and may continue to be, a significant use of cash. AFFO and MFFO may not be useful measures of the impact of long-term operating performance on value if we do not continue to operate our business plan in the manner currently contemplated. Accordingly, FFO, AFFO, and MFFO should be reviewed in connection with other GAAP measurements. FFO, AFFO, and MFFO should not be viewed as more prominent measures of performance than our net income or cash flows from operations prepared in accordance with GAAP. Our FFO, AFFO, and MFFO as presented may not be comparable to amounts calculated by other REITs. The following section presents our calculation of FFO, AFFO, and MFFO and provides additional information related to our operations. As a result of the timing of the commencement of our initial public offering and our active real estate operations, FFO, AFFO, and MFFO are not relevant to a discussion comparing operations for the periods presented. We expect revenues and expenses to increase in future periods as we use our offering proceeds to acquire additional investments.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 13 Reconciliation of Non-GAAP Financials Year Ended Period Ended   (in thousands) December 31, 2015 December 31, 2014 Calculation of FFO Net loss $ (6,698) $ (5,833) Add: Depreciation and amortization of real estate assets 25,789 3,516 FFO $ 19,091 $ (2,317) Calculation of AFFO Funds from operations $ 19,091 $ (2,317) Add: Acquisition expenses 13,661 5,449 AFFO $ 32,752 $ 3,132 Calculation of MFFO AFFO $ 32,752 $ 3,132 Less: Net amortization of above- and below-market leases (1,151) (152) Straight-line rental income (2,056) (256) Amortization of market debt adjustment (845) (40) Change in fair value of derivative (107) — MFFO $ 28,593 $ 2,684 Weighted-average common shares outstanding - basic and diluted 36,538 10,302 Net loss per share - basic and diluted $ (0.18) $ (0.57) FFO per share - basic and diluted 0.52 (0.22) AFFO per share - basic and diluted 0.90 0.30 MFFO per share - basic and diluted 0.78 0.26

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 14 Thank You www.grocerycenterREIT2.com